EXHIBIT 13.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)
This certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended 31 December 2024 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
Charlie Nunn, the Group Chief Executive, and William Chalmers, the Chief Financial Officer, of Lloyds Bank plc, each certifies that, to the best of his knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lloyds Bank plc.

27 February 2025

/s/ Charlie Nunn
Charlie Nunn
Group Chief Executive

/s/ William Chalmers
William Chalmers
Chief Financial Officer